United Financial Bancorp, Inc.

United Bank

United Bank

Forward Looking Statements
Holding Company for
NASDAQ: UBNK
Keefe, Bruyette & Woods
2013 Community Bank Conference
July 30 – 31, 2013
Certain comments made in the course of this presentation by UBNK may be forward-looking in nature. These include statements about realizing cost savings in connection with our recent acquisition and UBNK’s operating results or financial condition for periods ending or on dates occurring after June 30, 2013 and usually use words such as “expect”, “anticipate”, “believe”, and similar expressions.  These comments represent management’s current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.
All forward looking statements are subject to risks and uncertainties that could cause UBNK’s actual results or financial condition to differ materially from those expressed in or implied by such statements.  Factors of particular importance to
UBNK include, but are not limited to: (1) changes in general economic conditions, including interest rates; (2) competition among providers of financial services; (3) changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (4) adverse changes in the securities markets; and (5) our ability to enter new markets successfully and capitalize on growth opportunities. UBNK does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Exhibit 99.1

190
495
91
90
90
395
495
84
91
Worcester Region
Springfield Region
Connecticut Region
Loan Production Offices

United Bank

Thirty-seven branches in six counties in MA and CT 2

1882 - 2003
United Cooperative Bank is formed and expands through a series of cooperative bank mergers and organic growth to 10 branches and $737 million in assets.

2004
United Cooperative Bank changes its name to United Bank, becomes a Federally chartered savings bank and forms the United Mutual Holding Company.

2005
Initial (minority) Public Offering. 7,672,152 shares at $10

2006
United Bank surpasses $1 billion in assets.

2006-2009
Six De Novo branches opened in the Springfield Region, United's primary market area. Adds six commercial lenders and credit administration staff to support growth.

2007
Second Step Public Offering. 9,564,358 shares at $10

2009
Acquisition of Commonwealth National Bank (CFNA) ($300 million in assets), based in Worcester, MA expands United's franchise east with six offices in Central MA.

2011
First Loan Production Office opens in Beverly, MA

2012
- Acquisition of New England Bank (NEBS) ($726 million in assets), based in Enfield, CT expands United's franchise south with 15 offices in Northern and Central CT.
- Loan Production office opens in Glastonbury, CT.
- Seventh full service branch opens in the Worcester region.

2013
- United Bank operates 37 branches and two loan production offices throughout Massachusetts and Connecticut. 39 personal banking officers, 29 commercial lenders and retail lending officers, 7 business services officers, 7 wealth management advisors and 401.5 FTEs.
- With $2.4 billion in assets, United is the 11th largest publically traded bank headquartered in New England.

2004 · 2005 · 2006 · 2007 · 2011 · 2013

United Bank

History of Expansion through Organic Growth and Acquisitions 3

Integration of Connecticut into United Franchise

• 5.6% increase in total deposits during first half of 2013
($30.3MM)
• 4.7% increase in core deposits ($14.1MM)
• $32MM of commercial loans closed
• No loss of significant customer relationships
Execution of Cross Selling Initiatives
• 5% increase in average deposit balances
• 14% reduction in single-service households during first six months of 2013
• Commercial pipeline still strong
Balance Sheet Growth

Worcester Trends Since February 2010 Conversion

Deposits
• 74% overall growth in core deposits
• Account cross sell metrics similar to Western
Massachusetts (5+ accounts per household)
Worcester Commercial Lending
• No major loss of account relationships
• Worcester loan totals now exceed $270MM, up more than
30% since acquisition of Commonwealth National Bank
• Commercial loan outstandings growing at 9%
compounded rate

Next Steps for Organic Growth

• Cost saves from branch closures will benefit future earnings
• High level of investment in branches, technology and advertising in new markets
• 2008 stock-based incentive plan has fully vested
• Impact of rising rates on Mortgage Banking will be muted ($213k pre-tax gain in first six months - $126k after-tax or less than 1 cent per share)
• Dodd-Frank impact on debit card income exceeds 1 cent per share each quarter at present
• Revenue generation being studied across business lines
• Process analysis of all divisions, increasing efficiency as we build capacity
• Opportunities for additional cost reductions in facilities maintenance, technology and work flow
• CT cross selling and on-boarding of customers will continue, market demographics favorable to Western Massachusetts
Profitability Continues to Evolve
Profitability and Efficiency Improvements Underway

Loan Mix as of December 31, 2007
(in millions)
Commercial
10%
Consumer & HE
18%
$147
Construction
5%
$82
$42
1-4 Family RE
41%
$339
Multifamily &
Commerical RE
26%
$215

Loan Mix as of June 30, 2013
(in millions)
Consumer & HE
11%
$197
Commercial
16%
$304
Construction
4%
$67
1-4 Family RE
24%
$448
Multifamily & Commercial RE
45%
$844

United Bank

Shift Toward Bank-Like Mix for Loans Total Loans $1,860 QTD Yield 4.61% Total Loans $825 QTD Yield 6.24%

$24 , 3%
$13 , 1%
$211 , 25%
$118 , 14%
$149 , 18%
$144 , 17%
$185 , 22%
Mixed Use/Educational/Other
Apartments
Industrial
Retail
Office
Hospitality
Retail Petroleum

United Bank

Commercial Real Estate Portfolio Analysis* *In millions • CRE concentration= 244% • 36% Owner Occupied 8

Commercial Construction Mix as of June 30, 2013
(in millions)

Commercial
18%
$13
Condo
19%
$8
$26
$20
1-4 Family
33%
Land Development
30%

Service
40%
$121
Construction Trades
15%
$45
$57
Manufacturing
19%
Healthcare
5%
$17
$8
Transportation
3%
$25
Retail
8%
$32
Wholesale
10%

United Bank

Diversified Construction and C&I Mix Total Commercial Construction Loans: $67 million 4% of Overall Loan Portfolio Total C&I Loans: $305 million 9 $25

Non-performing Loans/Total Loans
National average
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Q1 2013
Q2 2013

United Bank

Asset Quality-Non Performing Loans 10

Net Charge-offs to Avg Loans
National average
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Q1 2013
Q2 2013

United Bank

Asset Quality - Net Charge-Offs 11

CDs
48%
$348
Transaction
19%
$137
Savings
9%
$65
Money Market
24%
$169

CDs
38%
$734
Transaction
22%
$419
Savings
18%
$345
Money Market
22%
$427

United Bank

Deposit Mix as of June 30, 2013
(in millions)
Total Deposits $1,925, 62% Core Deposits
QTD Cost of Deposits 0.60%
Deposit Mix as of December  31, 2007
(in millions)
Total Deposits $719, 52% Core Deposits
QTD Cost of Deposits 3.11%

Strong and Balanced Deposit Base with 38% Reliance on CDs

14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$1.00
$0.75
$0.50
$0.25
$0.00
$0.26
$0.50
$0.57
$0.70
$0.74
$0.83
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Core Net Income
Core EPS

United Bank

5 YR CAGR = EPS 26.1%, Core Net Income 24.0% (1) 13 (1) Please refer to appendix for the reconciliation of GAAP and non-GAAP results.

6,000
5,000
4,000
3,000
2,000
1,000
0
$0.40
$0.20
$0.00
$0.19
$0.21
$0.22
$0.20
$0.25
$0.22
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Core Net Income
Core EPS

United Bank

Quarterly Core EPS and Net Income (1) 14 (1) Please refer to appendix for the reconciliation of GAAP and non-GAAP results.

Core EPS
Dividends per share
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.29
$0.20
$0.26
$0.24
$0.50
$0.27
$0.57
$0.28
$0.70
$0.30
$0.74
$0.34
$0.83
$0.38
$0.25
$0.10
$0.22
$0.11
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Q1 2013
Q2 2013

	2008	2009	2010	2011	2012	YTD 2013	Total
Share Repurchases							
Number of Shares [2]	261,798	1,537,787	798,242	396,209	1,120,274	504,186	4,618,496
Total Cost [2]	$3,496,920	$ 20,593,752	$ 10,849,879	$ 6,042,446	$ 17,446,813	$ 7,494,021	$65,923,831
Dividend Payment	$4,436,000	$ 4,238,000	$ 4,589,000	$ 5,067,000	$ 5,520,806	$ 4,169,664	$28,020,470
Capital Returned to Shareholders [3]	$7,932,920	$ 24,831,752	$ 15,438,879	$ 11,109,446	$ 22,967,619	$ 11,663,685	$93,944,301

United Bank

Dividend History & Share Buybacks (1)
(1) Please refer to appendix for the reconciliation of GAAP and non-GAAP results
(2) Includes ESOP Plan Termination Share Repurchases in Q4 2012
(3) Total capital returned to shareholders exceeded net income

Financial Performance (1)
2007 2008 2009 2010 2011 2012 Q1 2013 Q2 2013
Earnings Data (in mm except EPS):
Core Net Income 4.4 $     8.1 $     8.7 $      10.9 $    11.2 $    12.8 $      5.2 $      4.3 $
Core Earnings Per Share $0.26 $0.50 $0.57 $0.70 $0.74 $0.83 $0.25 $0.22
Net Interest Income 29.2 $   39.8 $   41.0 $    52.9 $    52.8 $    56.2 $      20.5 $    19.7 $
Provision for Loan Losses 1.4         1.8         3.0         2.3         3.2         3.1           1.0          0.9
Normalized Non-interest Income 5.7         6.6         8.7         8.7         9.3         10.8         2.8          2.8
Normalized Non-interest Expenses 26.0      30.7      33.5       42.7       44.1       46.6         15.2       15.7
Profitability Data and Ratios:
Average Earning Assets (mm) $1,001 $1,147 $1,208 $1,448 $1,504 $1,893 $2,218 $2,230
Net Interest Margin 2.91% 3.47% 3.39% 3.65% 3.51% 3.43% 3.70% 3.53%
Efficiency Ratio 74.02% 66.16% 68.49% 69.55% 71.08% 70.49% 65.34% 69.93%
Asset Quality:
Non-performing Assets/Total Assets 0.25% 0.46% 1.16% 0.69% 0.65% 0.72% 0.64% 0.65%
Allowance for Loan Losses/ Total Loans
(excluding purchased loans)
0.94% 0.95% 1.07% 1.18% 1.17% 1.05% 1.04% 1.03%
Net Charge-offs/Total Average Loans 0.12% 0.15% 0.23% 0.13% 0.19% 0.18% 0.07% 0.11%
Capital:
Tangible Equity/Tangible Assets 20.95% 18.03% 14.13% 13.54% 13.53% 11.15% 11.00% 10.62%
Tangible Book Value Per Share 12.73 $ 13.01 $ 12.93 $ 13.30 $ 13.90 $  13.04 $    13.15 $  13.00 $
Dividends Per Share 0.24 $   0.27 $   0.28 $    0.30 $    0.34 $    0.38 $      0.10 $    0.11 $
Period End Stock Price 11.10 $ 15.14 $ 13.11 $ 15.27 $ 16.09 $  15.72 $    15.20 $  15.15 $
(1) Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.91%
3.47%
3.39%
3.65%
3.51%
3.43%
3.70%
3.53%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Q1 2013
Q2 2013

United Bank

Net Interest Margin 17

80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
74.02%
66.16%
68.49%
69.55%
71.08%
70.49%
65.34%
69.93%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Q1 2013
Q2 2013

Efficiency Ratio (1) 18 (1) Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.

$2,400,000
$2,100,000
$1,800,000
$1,500,000
$1,200,000
$900,000
$600,000
$1,079,281
$1,263,134
$1,541,040
$1,584,877
$1,623,522
$2,402,464
$2,429,201
$2,448,350
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Q1 2013
Q2 2013

United Bank

Total Assets (2007 – Q2 2013 CAGR = 16.1%) 19

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
20.95%
18.03%
14.13%
13.54%
13.53%
11.15%
11.00%
10.62%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Q1 2013
Q2 2013

United Bank

Tangible Equity/Tangible Assets (1) 20 (1) Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

United Bank

Summary – Why Invest In UBNK?

Experienced management team focused on creating shareholder value
• Superior return on your investment: CAGR 5.9% vs. S&P CAGR 3.5% August 2005 – June 2013 (excl. dividends)
• Good track record of increasing dividends (quarterly dividends increased 120% since February 2006)
• Increased quarterly cash dividend by 10% to $0.11 per share in April, 2013
Effective capital management strategies
• Successful stock repurchase program (acquired 4.6 million shares at an average price of $14.27 since June 2008)
• Competitive dividend yield (2.8% as of 07/19/13)
• Repurchased 67% of authorized  shares under October 2012 repurchase program
Prudent Deployment of Excess Capital to Increase Franchise Value through Strategic Transactions
• Acquisition of CNB Financial in November 2009
• Acquisition of New England Bancshares in November 2012
• New loan production offices: Beverly, MA (2011) and Glastonbury, CT (Q3 2012)
• New branch opened in Northborough, MA (December 2012)
Remain Well Capitalized (TCE ratio of 10.6%)
• Ability and capacity to continue to execute capital deployment strategies
• Well positioned for organic and strategic growth opportunities
Strong Asset quality
• Largest seven NPLs comprise 35% of 06/30/12 total (workout strategies in place)
• 85% of Investment portfolio is agency backed

Appendix 22

Reconciliation of GAAP and Non-GAAP Results

Mar. 31 Jun. 30 Sep. 30 Dec. 31 Mar. 31 Jun. 30
($ in thousands)
2012 2012 2012 2012 2013 2013
Non-Interest Income (GAAP) 2,573 $        2,570 $        2,511 $        2,969 $        2,798 $            3,015 $
Cost Basis Gain on Venture Capital Investment -                -                -                -                -                    (200)
Other Than Temporary Impairment Charge -                -                202                -                -                    -
Normalized Non-Interest Income (Non-GAAP) 2,573           2,570           2,713           2,969           2,798                2,815
Non-Interest Expense (GAAP) 11,275         11,468         11,192         22,305         15,850             16,269
Acquisition Costs -                (592)               (366)               (3,994)           (158)                   (123)
Branch Closing Expenses -                -                -                -                (510)                   (477)
ESOP Plan Termination -                -                -                (4,482)           -                    -
FHLBB Prepayment Penalty -                -                -                (207)               -                    -
Special FDIC Insurance Assessment -                -                -                -                -                    -
Normalized Non-Interest Expense (Non-GAAP) 11,275         10,876         10,826         13,622         15,182             15,669
Net Income (GAAP) 2,849           2,582           2,929           (4,732)          4,701                4,049
Adjustments to GAAP Net Income:
   Other Than Temporary Impairment Charge
-                -
202                -                -                    -
   Cost Basis Gain on Venture Capital Investment -                -                -                -                -                    (200)
   Acquisition Costs -                592                366                3,994            158                    123
   Branch Closing Costs -                -                -                -                510                    477
   ESOP Plan Termination -                -                -                4,482            -                    -
   FLHBB Prepayment Penalty -                -                -                207                -                    -
   Special FDIC Assessment -                -                -                -                -                    -
   Income Tax Effect - All Items -                -                (195)               (465)               (214)                   (119)
Normalized Net Income (Non-GAAP) 2,849           3,174           3,302           3,486           5,155                4,330
Per Share Data:
Diluted earnings per share (GAAP) 0.19 $           0.17 $           0.20 $           (0.28) $          0.23 $                0.20 $
Diluted earnings per share (Non-GAAP) 0.19 $           0.21 $           0.22 $           0.20 $           0.25 $                0.22 $
Performance Ratios (annualized):
Return on average assets (GAAP) 0.70% 0.62% 0.71% (0.93)% 0.78% 0.67%
Return on average assets (Normalized) 0.70% 0.77% 0.80% 0.68% 0.86% 0.72%
Return on average equity (GAAP) 5.00% 4.53% 5.10% (7.00)% 6.13% 5.32%
Return on average equity (Normalized) 5.00% 5.57% 5.75% 5.15% 6.73% 5.69%
Efficiency ratio (GAAP) 72.44% 73.04% 69.74% 117.84% 68.22% 72.61%
Efficiency ratio (Normalized) 72.44% 69.27% 67.46% 71.97% 65.34% 69.93%
At or For the Quarters Ended

Reconciliation of GAAP and Non-GAAP Results

Mar. 31 Jun. 30 Sep. 30 Dec. 31 Mar. 31 Jun. 30
($ in thousands)
2012 2012 2012 2012 2013 2013
Total Loans (Gross) 1,139,344 $ 1,162,356 $ 1,218,007 $ 1,816,076 $ 1,839,331 $    1,860,760 $
Acquired Loans (136,393) (126,394) (118,611) (659,614) (611,250) (583,553)
Purchased Loans (GE Loans) (18,284) (6,443) (6,348) (5,021) (4,913) (4,837)
Total Loans (Non-GAAP) 984,667 1,029,519 1,093,048 1,151,441 1,223,168 1,272,370
Total Equity 227,248 228,129 230,163 307,189 306,355 300,319
Goodwill (8,192) (8,192) (8,192) (39,852) (39,585) (40,663)
Other Intangible Assets (712) (741) (699) (4,514) (4,387) (4,304)
Tangible Equity (Non-GAAP) 218,344 219,196 221,272 262,823 262,383 255,352
Total Assets 1,660,198 1,653,626 1,683,684 2,402,303 2,429,201 2,448,350
Goodwill (8,192) (8,192) (8,192) (39,852) (39,585) (40,663)
Other Intangible Assets (712) (741) (699) (4,514) (4,387) (4,304)
Tangible Assets (Non-GAAP) 1,651,294 1,644,693 1,674,793 2,357,937 2,385,229 2,403,383
Asset Quality:
Allowance for Loan Losses/Total Loans 0.99% 1.01% 1.03% 0.67% 0.69% 0.70%
Allowance for Loan Losses/Total Loans excl. Purchased Loans 1.15% 1.14% 1.15% 1.05% 1.04% 1.03%
Capital:
Total Equity/Total Assets 13.69% 13.80% 13.67% 12.79% 12.61% 12.27%
Tangible Equity/Tangible Assets 13.22% 13.33% 13.21% 11.15% 11.00% 10.62%
Book Value Per Share 14.57 $        14.70 $        14.88 $        15.24 $        15.36 $            15.28 $
Tangible Book Value Per Share 14.00 $        14.12 $        14.31 $        13.04 $        13.16 $            13.00 $
At or For the Quarters Ended

Reconciliation of GAAP and Non-GAAP Results

($ in thousands) 2006 2007 2008 2009 2010 2011 2012
Non-Interest Income (GAAP) 5,392             5,735             5,220             8,676             8,716             9,343             10,623
Cost Basis Gain on Venture Capital Investment -                  -                  -                  -                  -                  -                  -
Other Than Temporary Impairment Charge -                  -                  1,377               -                  -                  -                  202
Normalized Non-Interest Income (Non-GAAP) 5,392             5,735             6,597             8,676             8,716             9,343             10,825
Non-Interest Expense (GAAP) 24,036           26,039           30,690           36,858           43,841           44,062           56,240
Acquisition Costs -                  -                  -                  (2,863)             (1,148)             -                  (4,952)
Branch Closing Costs -                  -                  -                  -                  -                  -                  -
ESOP Plan Termination -                  -                  -                  -                  -                  -                  (4,482)
FHLBB Prepayment Penalty -                  -                  -                  -                  -                  -                  (207)
Special FDIC Insurance Assessment -                  -                  -                  (538)                -                  -                  -
Normalized Non-Interest Expense (Non-GAAP) 24,036           26,039           30,690           33,458           42,693           44,062           46,599
Net Income (GAAP) 4,924             4,377             7,298             5,806             10,032           11,184           3,628
Adjustments to GAAP Net Income:
   Other Than Temporary Impairment Charge -                  -                  1,377               -                  -                  -                  202
   Cost Basis Gain on Venture Capital Investment -
-                  -                  -
-
   Acquisition Costs -                  -                  -                  2,863               1,148               -                  4,952
   Branch Closing Costs -                  -                  -                  -                  -                  -                  -
   ESOP Plan Termination -                  -                  -                  -                  -                  -                  4,482
   FLHBB Prepayment Penalty -                  -                  -                  -                  -                  -                  207
   Special FDIC Assessment -                  -                  -                  538                  -                  -                  -
   Income Tax Effect - All Items -                  -                  (527)                (556)                (329)                -                  (660)
Normalized Net Income (Non-GAAP) 4,924             4,377             8,148             8,650             10,851           11,184           12,811
Per Share Data:
Diluted earnings per share (GAAP) 0.29 $              0.26 $              0.44 $              0.38 $              0.65 $              0.74 $              0.24 $
Diluted earnings per share (Non-GAAP) 0.29 $              0.26 $              0.50 $              0.57 $              0.70 $              0.74 $              0.83 $
Performance Ratios (annualized):
Return on average assets (GAAP) 0.51% 0.42% 0.62% 0.46% 0.65% 0.70% 0.21%
Return on average assets (Normalized) 0.51% 0.42% 0.69% 0.68% 0.71% 0.70% 0.73%
Return on average equity (GAAP) 3.59% 2.99% 3.23% 2.67% 4.49% 4.94% 1.51%
Return on average equity (Normalized) 3.59% 2.99% 3.60% 3.97% 4.85% 4.94% 5.34%
Efficiency ratio (GAAP) 72.95% 74.02% 66.16% 75.45% 71.42% 71.08% 85.08%
Efficiency ratio (Normalized) 72.95% 74.02% 66.16% 68.49% 69.55% 71.08% 70.49%
At or For the Years Ended December 31,

Reconciliation of GAAP and Non-GAAP Results

($ in thousands)
2006 2007 2008 2009 2010 2011 2012
Total Loans (Gross) 762,113 824,695 870,276 1,122,241 1,074,111 1,121,879 1,816,076
Acquired Loans - - - (242,930) (209,785) (148,925) (659,614)
Purchased Loans (GE Loans) - - - (22,655) (21,448) (19,066) (5,021)
Total Loans (Non-GAAP) 762,113 824,695 870,276 856,656 842,878 953,888 1,151,441
Total Equity 137,711 226,120 227,714 225,246 222,576 227,361 307,189
Goodwill - - - (7,844) (8,192) (8,192) (39,852)
Other Intangible Assets - - - (927) (976) (752) (4,514)
Tangible Equity (Non-GAAP) 137,711 226,120 227,714 216,475 213,408 218,417 262,823
Total Assets 1,009,433 1,079,281 1,263,134 1,541,040 1,584,877 1,623,522 2,402,303
Goodwill - - - (7,844) (8,192) (8,192) (39,852)
Other Intangible Assets - - - (927) (976) (752) (4,514)
Tangible Assets (Non-GAAP) 1,009,433 1,079,281 1,263,134 1,532,269 1,575,709 1,614,578 2,357,937
Asset Quality:
Allowance for Loan Losses/Total Loans 0.95% 0.94% 0.95% 0.82% 0.93% 0.99% 0.67%
Allowance for Loan Losses/Total Loans excl. Purchased Loans 0.95% 0.94% 0.95% 1.07% 1.18% 1.17% 1.05%
Capital:
Total Equity/Total Assets 13.65% 20.95% 18.03% 14.62% 14.04% 14.00% 12.79%
Tangible Equity/Tangible Assets 13.65% 20.95% 18.03% 14.13% 13.54% 13.53% 11.15%
Book Value Per Share 8.03 $            12.73 $          13.01 $          13.38 $          13.82 $          14.47 $          15.24 $
Tangible Book Value Per Share 8.03 $            12.73 $          13.01 $          12.93 $          13.30 $          13.90 $          13.04 $
At or For the Years Ended December 31,

FOR QUESTIONS, PLEASE CONTACT:

Dena M. Hall, SVP, Marketing and Investor Relations
(413) 787- 1292
dhall@bankatunited.com

Mark A. Roberts, EVP and Chief Financial Officer
(413) 787-1201
mroberts@bankatunited.com

United Bank

Thank you. 27